STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                       VARIABLE AND FIXED ANNUITY CONTRACT

                                    ISSUED BY

                             FSL SEPARATE ACCOUNT M

                                       AND

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                   May 1, 2003




This is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2003 for the Individual Flexible Purchase Payment Deferred Variable and Fixed Annuity Contract which is described herein.

The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus call or write the Company at: 3130 Broadway, Kansas City, MO 64111-2406, (800) 648-8624.


                                TABLE OF CONTENTS
                                                                          Page

COMPANY..............................................................      3

INDEPENDENT AUDITORS.................................................      3

LEGAL OPINIONS.......................................................      3

DISTRIBUTION.........................................................      3
     Reduction of the Surrender Charge...............................      3

CALCULATION OF PERFORMANCE INFORMATION...............................      4
     Total Return....................................................      4
     Historical Unit Values..........................................      5
     Reporting Agencies..............................................      5
     Performance Information.........................................      6

FEDERAL TAX STATUS...................................................      6
     General.........................................................      6
     Diversification.................................................      7
     Owner Control...................................................      8
     Multiple Contracts..............................................      8
     Partial 1035 Exchanges..........................................      8
     Contracts Owned by Other than Natural Persons...................      9
     Tax Treatment of Assignments....................................      9
     Gifting a Contract..............................................      9
     Death Benefits..................................................      9
     Income Tax Withholding..........................................     10
     Tax Treatment of Withdrawals - Non-Qualified Contracts..........     10
     Withdrawals - Investment Adviser Fees...........................     11
     Qualified Plans.................................................     11
     Tax Treatment of Withdrawals - Qualified Contracts..............     14
     Required Distributions..........................................     15
     Tax-Sheltered Annuities - Withdrawal Limitations................     15

ANNUITY PROVISIONS...................................................     16
     Variable Annuity................................................     16
     Fixed Annuity...................................................     16
     Annuity Unit....................................................     16
     Net Investment Factor...........................................     17
     Expense Guarantee...............................................     17

FINANCIAL STATEMENTS.................................................     17


                                     COMPANY

Fidelity Security Life Insurance Company (the "Company") was originally incorporated on January 17, 1969, as a Missouri corporation. The Company presently is licensed to do business in the District of Columbia and all states except New York, where it is only admitted as a reinsurer.

The Company is a Kansas City-based stock company with $4.11 billion of life insurance in force and in excess of $402 million in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

                              INDEPENDENT AUDITORS

The statutory basis financial statements of Fidelity Security Life Insurance Company as of and for the year ended December 31, 2002, prepared in conformity with statutory accounting requirements, and the statement of net assets of FSL Separate Account M as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended have been included herein and in this Registration Statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                  DISTRIBUTION

National Pension and Group Consultants, Inc. ("NPGC") acts as the distributor. NPGC is an affiliate of the Company. The offering is on a continuous basis.

Reduction of the Surrender Charge. The amount of the Surrender Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Surrender Charge will be determined by the Company after examination of all the relevant factors such as:

         1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

         2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

         3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

         4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the Surrender Charge.

The Surrender Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates.

In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                     CALCULATION OF PERFORMANCE INFORMATION

Total Return. From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment option over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a .90% or 1.50% (depending on the contract value or the type of purchase payment) Product Expense Charge, the expenses for the underlying investment option being advertised and any applicable Surrender Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Surrender Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                           n
                 P (1 + T)    = ERV

Where:

   P =      a hypothetical initial payment of $1,000
   T =      average annual total return
   n  =     number of years
   ERV=     ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Surrender Charge. The deduction of any Surrender Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment option will fluctuate over time, and any presentation of the investment option's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Historical Unit Values. The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment options against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment option being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies. The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

Performance Information. The Accumulation Units invest in the portfolios of Investors Mark Series Fund, Inc. and Janus Aspen Series (prior to March 21, 2003 these Accumulation Units invested in Berger Institutional Products Trust). The Separate Account has commenced operations relatively recently. The portfolios have been in existence for some time and consequently have an investment performance history. In order to demonstrate how the investment experience of these portfolios affects Accumulation Unit values, performance information will be developed. The information will be based upon the historical experience of the portfolios for the periods shown.

Future performance of the portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the portfolios is calculated for a specified period of time by assuming an initial purchase payment of $1,000 allocated to the portfolio.

Performance figures for the Accumulation Units will reflect the Product Expense Charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the Product Expense Charges, the portfolio expenses, and assume that you make a surrender at the end of the period and therefore the Surrender Charge is reflected. The percentage increases (decreases) are determined by subtracting the initial purchase payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no surrender is assumed.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General. Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by the amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment options underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment option will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment options underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Owner Control. The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account. Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts. The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges. Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status.

In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons. Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments. Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.

If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract. If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits. Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits for use with a Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Income Tax Withholding. All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the Owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includable in gross income (i.e. returns of after-tax contributions); or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts. Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract Owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from Non-Qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.

Qualified Plans. The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B. INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

ROTH IRAS.

Section 408A of the Code provides that beginning in 1998, individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

C. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

D. GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN UNDER
SECTION 457

Employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. There are limitations on the maximum amount which may be deferred in any one year and in limited circumstances, the plan may provide for additional catch-up contributions. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of a Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participating employee:

o        attains the age 70 1/2,
o        has a severance from employment,
o        dies, or
o        suffers an unforeseeable financial emergency as defined in the Code.

Tax Treatment of Withdrawals - Qualified Contracts. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b)(Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

Required Distributions. Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The Internal Revenue Service has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. One of the new regulations, which is not currently in effect, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional or additional death or disability benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined and when the regulation will become effective. You should discuss the affect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

Tax-Sheltered Annuities - Withdrawal Limitations. The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any nvestment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                               ANNUITY PROVISIONS

Variable Annuity. A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment option(s) of the Separate Account. At the annuity calculation date, the contract value in each investment option will be applied to the applicable annuity tables. The annuity table used will depend upon the annuity option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

         (1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.

         (2) the fixed number of annuity units per payment in each Subaccount is multiplied by the annuity unit value as of the annuity calculation date. This result is the dollar amount of the payment.

The total dollar amount of each variable annuity payment is the sum of all investment option variable annuity payments.

The Company determines the amount of variable annuity payments, including the first, no more than ten (10) business days prior to the payment date. The payment date must be the same day each month as the date selected for the annuity date, i.e. the first or the fifteenth.

Fixed Annuity. A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

Annuity Unit. The value of an annuity unit for each investment option was arbitrarily set initially at $10. This was done when the first investment option shares were purchased. The investment option annuity unit value for any business day is determined by multiplying the investment option annuity unit value for the immediately preceding business day by the product of (a) the Net Investment Factor for the business day for which the annuity unit value is being calculated, and (b) 0.999919.


Net Investment Factor. The Net Investment Factor for any investment option for any business day is determined by dividing:

         (a) the accumulation unit value as of the close of the current business day, by

         (b) the accumulation unit value as of the close of the immediately preceding business day.

The Net Investment Factor may be greater or less than one, as the annuity unit value may increase or decrease.

Expense Guarantee. The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in actual mortality or expense experience.

                              FINANCIAL STATEMENTS

The statutory basis financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                              Financial Statements

                           December 31, 2002 and 2001

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


The Contract Owners
Fidelity Security Life Insurance Company
   FSL Separate Account M

and

The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statements of net assets of the Fidelity Security Life Insurance Company FSL Separate Account M (comprised of individual sub-accounts as indicated herein) as of December 31, 2002 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements and financial highlights present fairly, in all material respects, the financial position of the Fidelity Security Life Insurance Company FSL Separate Account M as of December 31, 2002, and the results of its operations and changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP


April 23, 2003
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                            Statement of Net Assets

                               December 31, 2002

                                                                                                               BERGER
                                                                INVESTORS MARK SERIES FUND, INC.           INSTITUTIONAL
                                                        ------------------------------------------------       PRODUCTS
                                                         GROWTH &    LARGE CAP    SMALL CAP     MONEY         TRUST IPT
                                                         INCOME       GROWTH       EQUITY       MARKET      INTERNATIONAL
                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO        FUND         TOTAL
                                                        ---------    ---------    ---------    ---------    -------------  --------
Assets:
  Investments:
     Investors Mark Series Fund, Inc.:
        Growth & Income Portfolio -
           86,824.814 shares at net asset value of
           $10.14 per share (cost $1,112,421)           $880,404                                                            880,404
        Large Cap Growth Portfolio -
           125,860.083 shares at net asset value of
           $8.060 per share (cost $2,043,401)                        1,014,432                                            1,014,432
        Small Cap Equity Portfolio -
           95,313.618 shares at net asset value of
           $6.400 per share (cost $1,065,008)                                       610,007                                 610,007
        Money Market Portfolio -
           238,655.023 shares at net asset value of
           $1.000 per share (cost $238,655)                                                      238,655                    238,655
        Berger Institutional Products Trust -
           IPT International Fund
           63,243.117 shares at net asset value of
           $7.250 per share (cost $763,331)                                                                     458,513     458,513
                                                        ---------    ---------    ---------    ---------      ---------   ---------
              Total assets                                880,404    1,014,432      610,007      238,655        458,513   3,202,011

Liabilities
  Accrued mortality and expense risk charges               22,775       21,317       15,620        5,217          9,980      74,909
                                                        ---------    ---------    ---------    ---------      ---------   ---------
              Net assets                                $ 857,629      993,115      594,387      233,438        448,533   3,127,102
                                                        =========    =========    =========    =========      =========   =========

                See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets
                          Year ended December 31, 2002

                                                                                                        BERGER
                                                       INVESTORS MARK SERIES FUND, INC.              INSTITUTIONAL
                                          --------------------------------------------------------      PRODUCTS
                                            GROWTH &      LARGE CAP      SMALL CAP        MONEY         TRUST IPT
                                             INCOME         GROWTH         EQUITY         MARKET     INTERNATIONAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND          TOTAL
                                          -----------    -----------    -----------    -----------   -------------   -----------
Income:
   Dividend distributions                 $     6,329                                        2,747         17,812         26,888
Expenses:
   Mortality and expense risk charges           6,694          5,578          3,694          2,193          3,378         21,537
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Net investment income                    (365)        (5,578)        (3,694)           554         14,434          5,351
                                          -----------    -----------    -----------    -----------    -----------    -----------
Realized gains (losses) on investments:                                                         --
   Capital gains distributions                     --             --             --             --             --             --
   Realized loss on sale of fund shares       (22,031)      (110,600)       (91,918)            --        (33,354)      (257,903)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Total realized gains (losses)
          on investments                      (22,031)      (110,600)       (91,918)            --        (33,354)      (257,903)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Change in unrealized depreciation on
   investments                               (194,829)      (283,166)      (109,118)            --       (105,587)      (692,700)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Increase (decrease) in
          net assets from operations         (217,225)      (399,344)      (204,730)           554       (124,507)      (945,252)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Payments and withdrawals:
   Premium transfers in                       148,348        191,617         98,102         36,638         64,660        539,365
   Annuity benefits transfers and
      surrenders                              (45,224)       (47,144)       (20,480)        (4,865)       (22,844)      (140,557)
   Policy loan transfers                       (1,801)        (1,959)        (1,931)        (5,000)        (1,461)       (12,152)
   Other transfers                           (137,669)       (38,489)       (53,124)         4,096        (19,030)      (244,216)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Payments and withdrawals              (36,346)       104,025         22,567         30,869         21,325        142,440
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Increase (decrease) in net
          assets                             (253,571)      (295,319)      (182,163)        31,423       (103,182)      (802,812)
Beginning of year net assets                1,111,200      1,288,434        776,550        202,015        551,715      3,929,914
                                          -----------    -----------    -----------    -----------    -----------    -----------
End of year net assets                    $   857,629        993,115        594,387        233,438        448,533      3,127,102
                                          ===========    ===========    ===========    ===========    ===========    ===========


See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets

                          Year ended December 31, 2001

                                                                                                        BERGER
                                                       INVESTORS MARK SERIES FUND, INC.              INSTITUTIONAL
                                          --------------------------------------------------------      PRODUCTS
                                            GROWTH &      LARGE CAP      SMALL CAP        MONEY         TRUST IPT
                                             INCOME         GROWTH         EQUITY         MARKET     INTERNATIONAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND          TOTAL
                                          -----------    -----------    -----------    -----------   -------------   -----------
Income:
   Dividend distributions                 $     5,897             --             --          7,233           5,845        18,975
Expenses:
   Mortality and expense risk charges          12,588         13,188          5,877          1,947           5,298        38,898
                                          -----------    -----------    -----------    -----------   -------------   -----------
       Net investment income                   (6,691)       (13,188)        (5,877)         5,286             547       (19,923)
                                          -----------    -----------    -----------    -----------   -------------   -----------
Realized gains (losses) on investments:
   Capital gains distributions                 58,299             --          1,872             --          38,261        98,432
   Realized loss on sale of fund shares        (2,226)       (29,495)       (21,942)            --         (14,811)      (68,474)
                                          -----------    -----------    -----------    -----------   -------------   -----------
       Total realized gains (losses)
         on investments                        56,073        (29,495)       (20,070)            --          23,450        29,958
                                          -----------    -----------    -----------    -----------   -------------   -----------
Change in unrealized depreciation on
   investments                               (135,601)      (381,320)       (58,908)            --        (160,980)     (736,809)
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Increase (decrease) in
            net assets from operations        (86,219)      (424,003)       (84,855)         5,286        (136,983)     (726,774)
                                          -----------    -----------    -----------    -----------   -------------   -----------
Payments and withdrawals:
   Premium transfers in                       155,832        223,216        110,248        230,309          85,443       805,048
   Annuity benefits transfers and
     surrenders                               (18,805)       (55,261)       (19,776)        (3,406)        (20,664)     (117,912)
   Policy loan transfers                           --         (1,419)        (1,657)            --              --        (3,076)
   Other transfers                             46,847        (59,471)       (18,038)      (220,561)        (15,209)     (266,432)
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Payments and withdrawals             183,874        107,065         70,777          6,342          49,570       417,628
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Increase (decrease) in net
            assets                             97,655       (316,938)       (14,078)        11,628         (87,413)     (309,146)
Beginning of year net assets                1,013,545      1,605,372        790,628        190,387         639,128     4,239,060
                                          -----------    -----------    -----------    -----------   -------------   -----------
End of year net assets                    $ 1,111,200      1,288,434        776,550        202,015         551,715     3,929,914
                                          ===========    ===========    ===========    ===========   =============    ==========

See accompanying notes to financial statements.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


(1)    ORGANIZATION

       The FSL Separate Account M (the Separate Account), marketed as FSL Flexible Premium Variable Annuity (the Contract), is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on May 14, 1999 and commenced operations on May 20, 1999. All deposits received by the Separate Account are invested in one or more of the investment options, as listed below, in accordance with the selection made by the contract owner.

       The Contract has six investment choices, one fixed account and five investment options. The fixed account is part of the general assets of the Company and provides an investment rate guaranteed by the Company. The five investment options available are portfolios of Investors Mark Series Fund, Inc. and Berger Institutional Products Trust and collectively constitute the assets of the Separate Account. These options and their objectives are as follows:

               FUND                      FUND OBJECTIVE
               ----                      --------------
INVESTORS MARK SERIES FUND, INC.

      Growth & Income Portfolio          Capital growth by investing in common stocks of growing companies

      Large Cap Growth Portfolio         Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors.

      Small Cap Equity Portfolio         Capital appreciation by investing in common stock of small U.S. and foreign companies.

      Money Market Portfolio             Current income with stability of principal and liquidity by investing in short-term, high quality fixed income securities

BERGER INSTITUTIONAL PRODUCTS TRUST

      IPT International Fund             Capital growth by investing in stocks of growing foreign companies.


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    INVESTMENT VALUATION

              Investments in mutual fund shares are carried in the statement of net assets at the lesser of quoted market value or net asset value of the underlying mutual fund.

       (b)    SECURITIES TRANSACTIONS AND INVESTMENT INCOME

              Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount, and are allocated to the contracts on each valuation date based on each individual annuity contract's

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


              pro-rata share of the net assets of the investment option as of the beginning of the valuation date. Capital gains distributions are recorded as income on the date earned.

       (c)    UNIT VALUATIONS

              Investments in all five investment options are tracked using an accumulation unit. Contract owners may elect to own Lump Sum units or Easy Pay units depending on the payment plan selected (see note
              4). Every business day the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value, for the investment option from the previous day to the current business day, subtracting any charges including the Product Expense Charge and any taxes, and multiplying the previous business day's accumulation unit value by this result.

       (d)    FEDERAL INCOME TAX

              The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its Portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under Federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

       (e)    RISKS AND UNCERTAINTIES

              Certain risks and uncertainties are inherent to the Separate Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

                  Financial Statements - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                  Investments - The Account is exposed to risks that issuers of securities owned will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


(3)    PURCHASES AND SALES OF INVESTMENTS

       The cost of purchases and proceeds from sales of investment options for the years ended December 31, 2002 and 2001 were as follows:

                                                                       2002
                                                              PURCHASES      SALES
                                                             ----------   ----------
IMS Growth & Income Portfolio                                $  170,646      200,666
IMS Large Cap Growth Portfolio                                  217,736      114,013
IMS Small Cap Equity Portfolio                                   92,964       70,172
IMS Money Market Portfolio                                       84,431       50,648
Berger Institutional Products Trust IPT International Fund       91,773       52,720
                                                             ----------   ----------
                                                             $  657,550      488,219
                                                             ==========   ==========

                                                                      2001
                                                              PURCHASES      SALES
                                                             ----------   ----------
IMS Growth & Income Portfolio                                $  345,580       98,267
IMS Large Cap Growth Portfolio                                  255,225      148,435
IMS Small Cap Equity Portfolio                                  139,577       66,279
IMS Money Market Portfolio                                      231,932      218,355
Berger Institutional Products Trust IPT International Fund      182,081       88,405
                                                             ----------   ----------
                                                             $1,154,395      619,741
                                                             ==========   ==========


(4)    EXPENSES AND RELATED PARTY TRANSACTIONS

       Each day the Company makes a deduction from the Separate Account for a Mortality and Expense Risk Charge. This charge is for all of the insurance benefits (i.e., guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the Separate Account. The Product Expense Charge is assessed based on the daily unit values of the contract holder's portion of the assets in the Separate Account. The assessments are as follows:

       o      Lump Sum Payments - 0.90%, on an annual basis

       o Easy Pay Payments - 0.90%, on an annual basis, for contracts that have reached a value of $100,000 or more, or 1.50%, on an annual basis, for contracts that have a value of less than $100,000.

       This charge cannot be increased and could be reduced if sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of the Company's administrative costs or other savings.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


       A surrender charge may be deducted in the event of a surrender from a contract. Subject to a free surrender amount and other waivers or reductions, surrender charges are assessed as follows:

                                    SURRENDER CHARGE
NUMBER OF COMPLETE YEARS FROM     --------------------
 RECEIPT OF PURCHASE PAYMENTS     EASY PAY    LUMP SUM
-----------------------------     --------    --------
      0 - 1                           6%          7%
         1                            6           6
         2                            6           5
         3                            5           4
         4                            5           3
         5                            4           2
         6                            3           1
         7                            2          --
         8                            2          --
         9                            1          --
      10 and thereafter              --          --


       There were no significant surrender charges deducted during 2002 or 2001.

       The Company also assesses a transfer charge for each transfer during the accumulation phase in excess of 12 transfers during a contract year.

(5)    CHANGE IN UNITS OUTSTANDING

       The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                       2002
                                         ------------------------------------
                                          UNITS      UNITS      NET INCREASE
                                         ISSUED     REDEEMED      (DECREASE)
                                         ------     --------    -------------
IMS Growth & Income Portfolio            19,311     (23,801)          (4,490)
IMS Large Cap Growth Portfolio           34,430     (19,908)          14,522
IMS Small Cap Equity Portfolio            9,526      (7,775)           1,751
IMS Money Market Portfolio                6,806      (4,027)           2,779
Berger Institutional Products Trust
     IPT International Fund               9,745      (6,953)           2,792
                                         ------     --------    ------------
                 Total                   79,818     (62,464)          17,354
                                         ======     =======     ============

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001

                                                        2001
                                         -----------------------------------
                                          UNITS      UNITS
                                         ISSUED     REDEEMED    NET INCREASE
                                         -------    --------    ------------
IMS Growth & Income Portfolio          17,742        (1,668)          16,074
IMS Large Cap Growth Portfolio         25,332       (13,878)          11,454
IMS Small Cap Equity Portfolio          8,472        (3,029)           5,443
IMS Money Market Portfolio             21,768       (21,159)             609
Berger Institutional Products Trust
     IPT International Fund             8,880        (3,356)           5,524
                                      -------      --------     ------------
                 Total                 82,194       (43,090)          39,104
                                      =======      ========     ============


(6)    FINANCIAL HIGHLIGHTS

       A summary of unit values for variable annuity contracts and the expense ratios excluding expenses for the underlying fund, for the years ended December 31, 2002 and 2001 follows:

                                                   AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------                  ------------------------------------
                                               UNIT FAIR VALUE                 INVESTMENT *   EXPENSE RATIO      TOTAL RETURN **
                                                  LOWEST TO                      INCOME         LOWEST TO           LOWEST TO
                                      UNITS        HIGHEST        NET ASSETS     RATIO           HIGHEST             HIGHEST
                                     -------   ----------------   ----------   ------------   -------------   --------------------
Investors Mark Series Fund, Inc.:
Growth & Income Portfolio
      2002                            97,415   $  8.68 to 8.87       857,626       0.72%      0.90% to 1.50%   (19.75)% to (19.27)%
      2001                           101,905    10.78 to 10.95     1,111,200       0.52%      0.90% to 1.50%     (7.98)% to (7.43)%
Large Cap Growth Fund
      2002                           175,697      5.57 to 5.69       992,813       0.00%      0.90% to 1.50%   (30.09)% to (29.68)%
      2001                           161,175      7.90 to 8.03     1,288,434       0.00%      0.90% to 1.50%   (25.69)% to (25.24)%
Small Cap Equity Fund
      2002                            60,804      9.63 to 9.84       594,611       0.00%      0.90% to 1.50%   (25.03)% to (24.58)%
      2001                            59,053    13.00 to 13.20       776,550       0.00%      0.90% to 1.50%   (11.07)% to (10.54)%
Money Market Portfolio
      2002                            21,112    10.86 to 11.10       233,603       1.15%      0.90% to 1.50%       (.17)% to (.42)%
      2001                            18,333    10.87 to 11.04       202,015       3.53%      0.90% to 1.50%        2.23% to 2.84%
Berger Institutional Products Trust:
IPT International Fund
      2002                            66,218      6.67 to 6.81       448,448       3.88%      0.90% to 1.50%   (22.31)% to (21.85)%
      2001                            63,426      8.60 to 8.73       551,715       1.05%      0.90% to 1.50%   (21.46)% to (20.99)%


* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Financial Statements and
                             Supplemental Schedules

                           December 31, 2002 and 2001

                   (With Independent Auditors' Report Thereon)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY


                                TABLE OF CONTENTS


                                                                                          PAGE
Independent Auditors' Report                                                                1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus          3

     Statutory Statements of Income                                                         4

     Statutory Statements of Capital and Surplus                                            5

     Statutory Statements of Cash Flows                                                     6

     Notes to Statutory Financial Statements                                                7

Supplemental Schedules:

     Statutory Selected Financial Data                                                     29

     Statutory Summary Investment Schedule                                                 32

     Statutory Schedule of Investment Risks Interrogatories                                33

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the year then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audit. The accompanying statutory financial statements of Fidelity Security Life Insurance Company as of December 31, 2001 and for the year then ended were audited by other auditors whose report thereon dated April 12, 2002, expressed an unqualified opinion and included an explanatory paragraph that described the change in certain accounting practices as a result of the adoption by the Missouri Department of Insurance of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001 as modified by the Missouri Department of Insurance.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the statutory financial statements, these statutory financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Missouri Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the Unites States of America.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2002, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Note 2.

As described more fully in Note 2 to the statutory financial statements, Fidelity Security Life Insurance Company prepared these statutory financial statements using accounting practices prescribed or permitted by the Missouri Department of Insurance. As of January 1, 2001, the Missouri Department of Insurance has adopted the National Association of Insurance Commissioners' statutory accounting practices. Consequently, the Company changed its basis of accounting in 2001 as described in Note 2.

Our audit was made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in the supplemental schedule of selected financial data, the supplemental summary investment schedule and the supplemental schedule of investment risk interrogatories are presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and the management of Fidelity Security Life Insurance Company and the Missouri Department of Insurance and other state insurance departments in states in which the Company is licensed and is not intended to be and should not be used by anyone other than these specified parties.



KPMG LLP


April 11, 2003
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

 Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

                           December 31, 2002 and 2001


                                   ADMITTED ASSETS                           2002            2001
                                                                          ------------   ------------
Bonds, at amortized cost (market, $336,708,426 and $319,955,860 in 2002
     and 2001, respectively)                                              $332,785,247    317,251,913
Preferred stocks, at market (cost of $250,000 in 2002 and 2001)                 14,000        250,000
Common stocks, at market (cost of $1,798,923.28 and $2,294,187 in 2002
     and 2001, respectively)                                                 1,148,239      1,542,222
Mortgage loans on real estate                                                3,600,000             --
Policy loans                                                                 6,554,316      6,332,502
Cash and short-term investments                                             18,791,525     21,331,082
Other invested assets                                                        3,352,160      2,936,064
Receivable for securities sold                                               2,810,075        513,533
                                                                          ------------   ------------
                 Total cash and invested assets                            369,055,562    350,157,316

Due and deferred premiums                                                   10,610,356     25,595,050
Accrued investment income                                                    5,093,873      5,418,245
Federal income tax recoverable (including deferred tax asset of
     $638,695 and $1,001,280 in 2002 and 2001, respectively)                 1,091,987      1,079,280
Due from reinsurers and other companies                                     12,334,111     23,926,342
Receivable from parent, subsidiaries and affiliates                            304,136             --
Amount receivable relating to uninsured accident and health plans               53,938             --
State guaranty fund deposits                                                   622,595        326,928
Assets held in separate account                                              3,202,010      3,983,285
                                                                          ------------   ------------
                 Total admitted assets                                    $402,368,568    410,486,446
                                                                          ============   ============
                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Aggregate reserves:
        Life insurance and annuity contracts                              $308,428,018    300,319,491
        Accident and health insurance                                       11,774,995     18,547,119
     Claim reserves:
        Life insurance                                                       1,516,615      2,494,751
        Accident and health insurance                                        8,509,715     12,166,177
     Advanced premiums and unapplied receipts                                6,999,849        947,110
     Due to reinsurers and other companies                                   7,475,406     15,078,561
     Commissions, taxes, and general expenses                                2,985,800      8,499,774
     Group contingency reserves                                              1,076,334      1,079,607
     Interest maintenance reserve (IMR)                                      2,903,436      2,866,465
     Asset valuation reserve (AVR)                                           2,129,314      1,405,203
     Liabilities related to separate account                                 3,202,010      3,983,285
                                                                          ------------   ------------
                 Total liabilities                                         357,001,492    367,387,543
                                                                          ------------   ------------
Capital and surplus:
     Capital stock, $2.50 par value. Authorized 1,100,000 shares;
        issued and outstanding 1,000,000 shares                              2,500,000      2,500,000
     Preferred stock, $100.00 par value. Authorized 50,000 shares;
        issued and outstanding 30,000 shares                                 3,000,000      3,000,000
     Paid-in and contributed surplus                                         1,188,310        996,198
     Unassigned surplus                                                     39,169,791     37,600,684
                                                                          ------------   ------------
                                                                            45,858,101     44,096,882
     Less treasury stock, at cost, 13,653 and 34,203 shares in 2002 and
        2001, respectively                                                     491,025        997,979
                                                                          ------------   ------------
                 Total capital and surplus                                  45,367,076     43,098,903
                                                                          ------------   ------------
                 Total liabilities and capital and surplus                $402,368,568    410,486,446
                                                                          ============   ============


See accompanying notes to statutory financial statements.


                                       3                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Statements of Operations

                     Years ended December 31, 2002 and 2001

                                                                             2002             2001
                                                                        -------------    -------------
Income:
     Life premiums                                                      $  17,833,789       27,826,855
     Annuity deposits                                                      14,692,289       13,030,959
     Accident and health premiums                                          79,711,153       85,459,280
     Investment income, net                                                22,750,603       23,635,323
     Amortization of IMR                                                      582,598          387,754
                                                                        -------------    -------------
                 Total income                                             135,570,432      150,340,171
                                                                        -------------    -------------
Policy benefits and expenses:
        Life insurance                                                      7,621,844       10,036,151
        Annuities                                                          21,587,162       20,186,905
        Accident and health insurance                                      38,294,946       34,691,531
        Increase in aggregate reserves                                      1,313,566        9,196,254
                                                                        -------------    -------------
                 Total policy benefits and expenses                        68,817,518       74,110,841
Commissions                                                                47,926,772       58,054,395
General insurance expenses                                                 13,520,592       13,498,182
Insurance taxes, licenses and fees                                          1,861,899        2,254,359
Change in loading and cost of collection on due and deferred premiums          15,308          (28,736)
Separate account transfers                                                    142,436          417,630
                                                                        -------------    -------------
                                                                          132,284,525      148,306,671
                                                                        -------------    -------------
                 Income before federal income taxes and net realized
                    capital gains (losses)                                  3,285,907        2,033,500
Federal income taxes                                                          328,747          134,570
                                                                        -------------    -------------
                 Income before net realized capital gains (losses)          2,957,160        1,898,930
Realized capital gains (losses), net of income taxes and IMR
     transfers                                                               (373,700)      (3,569,304)
                                                                        -------------    -------------
                 Net income (loss)                                      $   2,583,460       (1,670,374)
                                                                        =============    =============

See accompanying notes to statutory financial statements.


                                       4                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Capital and Surplus

                     Years ended December 31, 2002 and 2001

                                                                       PAID-IN AND
                                              COMMON       PREFERRED   CONTRIBUTED    UNASSIGNED      TREASURY
                                              STOCK          STOCK       SURPLUS        SURPLUS         STOCK          TOTAL
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2000                 $ 2,500,000     3,000,000       988,698     37,162,976       (949,671)    42,702,003
     Net loss                                       --            --            --     (1,670,374)            --     (1,670,374)
     Change in unrealized capital
        gains and loss                              --            --            --      1,251,506             --      1,251,506
     Dividends on preferred stock                   --            --            --       (232,500)            --       (232,500)
     Cumulative effect of change in
        accounting principle                        --            --            --        835,255             --        835,255
     Change in liability for reinsurance
        in unauthorized companies                   --            --            --       (349,416)            --       (349,416)
     Change in net deferred income taxes            --            --            --        926,130             --        926,130
     Change in nonadmitted assets                   --            --            --         79,490             --         79,490
     Change in asset valuation reserve              --            --            --       (402,383)            --       (402,383)
     Purchase of treasury stock                     --            --                                     (61,605)       (61,605)
     Sale of treasury stock                         --            --         7,500             --         13,297         20,797
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2001                   2,500,000     3,000,000       996,198     37,600,684       (997,979)    43,098,903
     Net income                                     --            --            --      2,583,460             --      2,583,460
     Change in unrealized capital
        gains and loss                              --            --            --        220,021             --        220,021
     Dividends on preferred stock                   --            --            --       (232,500)            --       (232,500)
     Change in liability for reinsurance
        in unauthorized companies                   --            --            --        (49,436)            --        (49,436)
     Change in net deferred income taxes            --            --            --       (535,437)            --       (535,437)
     Change in nonadmitted assets                   --            --            --        307,110             --        307,110
     Change in asset valuation reserve              --            --            --       (724,111)            --       (724,111)
     Sale of treasury stock                         --            --       192,112             --        506,954        699,066
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2002                 $ 2,500,000     3,000,000     1,188,310     39,169,791       (491,025)    45,367,076
                                           ===========   ===========   ===========    ===========    ===========    ===========


See accompanying notes to statutory financial statements.


                                       5                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Statements of Cash Flow

                     Years ended December 31, 2002 and 2001

                                                                                          2002              2001
                                                                                      -------------    -------------
Cash from operations:
     Premium and annuity considerations                                               $ 124,831,764      111,865,105
     Considerations for supplemental contracts with life contingencies                    2,382,053        2,390,574
     Investment income, net                                                              23,104,200       23,911,665
     Commission and expense allowances on reinsurance ceded                              14,714,228       12,235,254
     Fees associated with investment management, administration,
        and contract guarantees from separate account                                            --              380
     Miscellaneous income                                                                   254,219          519,171
     Death benefits                                                                      (7,599,026)      (9,254,694)
     Annuity benefits                                                                   (19,815,821)     (18,580,462)
     Disability benefits and benefits under accident and health policies                (41,951,408)     (38,714,299)
     Surrender benefits and other fund withdrawals                                       (1,000,954)        (640,869)
     Interest on policy or contract funds                                                   (17,695)         (11,299)
     Payments on supplementary contracts with life contingencies                         (1,771,341)      (1,606,442)
     Commissions on premiums and annuity considerations                                 (66,242,685)     (67,731,057)
     Commissions and expense allowances on reinsurance assumed                             (698,038)      (2,026,764)
     General insurance expenses                                                         (14,128,905)     (14,279,905)
     Insurance, taxes, licenses and fees                                                 (2,929,575)        (686,927)
     Net transfers to separate account                                                     (142,436)        (417,630)
     Aggregate write-ins for deductions                                                     198,281               --
     Federal income taxes                                                                  (295,862)        (332,550)
                                                                                      -------------    -------------
                 Net cash provided by (used in) operations                                8,890,999       (3,360,749)
                                                                                      -------------    -------------
Cash from investments:
     Proceeds from investments sold, matured, or repaid:
        Bonds                                                                            87,427,778       56,291,438
        Stocks                                                                              487,746        1,491,078
        Miscellaneous proceeds                                                              529,911        1,049,030
     Costs of investments acquired
        Bonds                                                                          (102,822,026)     (55,745,935)
        Stocks                                                                             (307,251)      (1,081,049)
        Mortgage loans                                                                   (3,600,000)              --
        Other invested assets                                                              (416,097)              --
        Miscellaneous applications                                                       (2,428,441)        (250,093)
     Net increase in policy loans                                                          (221,814)        (236,555)
                                                                                      -------------    -------------
                 Net cash provided by (used in) investments                             (21,350,194)       1,517,914
                                                                                      -------------    -------------
Cash from financing and miscellaneous sources:
     Capital and surplus paid in                                                            192,112            7,500
     Deposits on deposit-type contracts                                                   1,883,775        1,601,632
     Other cash provided                                                                 10,341,994        3,496,545
     Dividends paid to stockholders                                                        (232,500)        (232,500)
     Withdrawals on deposit-type contracts without life contingencies                    (1,860,939)      (1,678,161)
     Other applications, net                                                               (404,804)         (91,701)
                                                                                      -------------    -------------
                 Net cash provided by (used in) financing and miscellaneous sources       9,919,638        3,103,315
                                                                                      -------------    -------------
                 Increase (decrease) in cash and short-term investments                  (2,539,557)       1,260,480
Cash and short-term investments:
     Beginning of year                                                                   21,331,082       20,070,602
                                                                                      -------------    -------------
     End of year                                                                      $  18,791,525       21,331,082
                                                                                      =============    =============


See accompanying notes to statutory financial statements.


                                       6                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

(1)    ORGANIZATION

       Fidelity Security Life Insurance Company (the Company) is a stock life insurance company writing life, accident and health and variable and fixed annuity contracts. The Company is domiciled in the State of Missouri and is licensed in the District of Columbia and all states except New York, where it is licensed as a reinsurer. The Company currently markets group annuities, group life, and group accident and health, including group medical and self funding arrangements primarily through independent brokers and third party administrators who specialize in group coverage.

       The top geographic locations in the United States for premiums and deposits earned by the Company were California, Florida, Illinois, Texas, Pennsylvania, and Missouri for the year ended December 31, 2002. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    BASIS OF PRESENTATION

              The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Insurance Department. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices other than those so prescribed.

              Effective January 1, 2001, the NAIC required that insurance companies prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the Missouri Insurance Department.

              Accounting changes adopted to conform to the provisions of the NAIC Accounting Practice and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased unassigned surplus by $835,255 as of January 1, 2001. The amount of this adjustment is primarily attributable to establishing deferred income taxes representing the expected future tax consequences of temporary differences generated by statutory accounting.

              Accounting practices prescribed or permitted by the Missouri Insurance Department comprise a comprehensive basis of accounting other than GAAP. The more significant differences are as follows:

              (a) Investments in bonds are recorded at amortized cost or fair values established and/or approved by the NAIC. GAAP requires investments, other than those in subsidiaries, to be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity securities are carried at amortized cost, trading securities are carried at fair value with the changes in fair value included in the statement of income, and available-for-sale securities are carried at fair value with the changes in fair value reflected as a separate component of surplus.



                                       7                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

              (b) Investments in commons stocks are valued as prescribed by the Securities Valuation Office of the NAIC, while under GAAP, common stocks are reported at market value.

              (c) Subsidiaries are included as common stock carried under the statutory equity method, with the changes in market value of subsidiaries credited directly to the Company's surplus for statutory accounting. Income from subsidiaries is recognized in the Statement of Operations only to the extent of dividends received, while GAAP requires either consolidation or the equity or net income of subsidiaries to be credited to the statement.

              (d) Certain assets designated as "nonadmitted assets" (principally prepaid guaranty association assessments) have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus by a charge to unassigned surplus, whereas for GAAP, these assets are recognized in the balance sheet. As of December 31, 2002 and 2001, "nonadmitted assets" totaled $208,705 and $229,214, respectively.

              (e) The asset valuation reserve (AVR) and interest maintenance reserve (IMR), which are contingency reserves for possible losses on investments, are recorded as liabilities through charges to surplus and net income, respectively. Gains and losses captured in the IMR are being amortized into income ratably from the date of the sale of the security to the original contractual maturity of the security sold. Under GAAP, there are no provisions for AVR and IMR.

              (f) Assets and liabilities are recorded net of ceded reinsurance balances; whereas for GAAP, amounts are recorded gross.

              (g) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while under GAAP, acquisition costs are capitalized and amortized to operations as the revenues are recognized.

              (h) Changes in deferred income taxes are recorded directly to surplus as opposed to being an item of income tax benefit or expense for GAAP financial reporting purposes. Admittance testing may result in a charge to capital and surplus for nonadmitted portions of deferred tax assets. Under GAAP reporting, a valuation allowance may be recorded against the deferred tax asset and reflected as an expense for financial reporting purposes.

              (i) Statutory policy reserves are based on statutory mortality and interest assumptions prescribed or permitted by statutes, without consideration of lapses or withdrawals. Under GAAP, statutory policy reserves for life insurance consider lapses and withdrawals. In addition, the effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.


                                       8                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              (j) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally under GAAP, premium receipts on universal life-type contracts arc considered deposits and are recorded as interest-bearing liabilities.

              (k) Comprehensive income and its components are not presented in the statutory financial statements.

              (l) Cumulative effect of change in accounting principle is reported as an adjustment to surplus in the period of the change in accounting principle. GAAP requires that cumulative effect of a change in accounting principle be reported as a component of net income.

              (m) The statement of cash flow differs in certain respects from the presentation required by Statement of Financial Accounting Standards (SFAS) No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with original maturities of one year or less.

       (b)    RISKS AND UNCERTAINTIES

              Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its statutory financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the statutory financial statements.

              o Statutory financial statements - The preparation of statutory financial statements in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              o Investments - The Company is exposed to risks that issuers of securities owned by the Company will default, or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investments with the anticipated payouts of its liabilities.

              o External factors - The Company is highly regulated by the NAIC and the Missouri Insurance Department. Such regulations, among other things, limit the amount of dividends and impose restrictions on the diversification, amount and types of investments.

              o Reinsurance - Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses


                                       9                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


                     from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

       (c)    INVESTMENTS

              Investments are valued on the basis prescribed by the Committee on Valuation of Securities of the NAIC. Investments are generally stated as follows:

                     Investments in bonds with an NAIC rating designation of 1 through 5 are carried at amortized cost; whereas bonds with an NAIC rating of 6 are assigned specific year end values by the NAIC and are written down to SVO assigned values by charging statutory surplus.

                     Preferred stocks are stated at cost, or lower of cost or market if not in good standing, as prescribed by the SVO of the NAIC.

                     Unaffiliated common stocks are stated at market, as prescribed by the SVO of the NAIC.

                     Common stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the statutory equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

                     Mortgage loans are carried at their aggregate unpaid balances. Investments in mortgage loans are deemed to be collectible until the Company is notified of an event of default; consequently, the Company does not record an allowance for uncollectible mortgage loans until notified of an event of default.

                     Policy loans are carried at their aggregate unpaid balances and are collateralized by the cash surrender value of the policyholder's underlying life insurance policy.

                     Short-term investments, securities with a maturity of one year or less at date of acquisition, are carried at cost, which approximates fair value.

                     Other invested assets consist of NPGC FUND LP which is carried at GAAP equity of $3,352,160 and $2,936,064 at December 31, 2002 and 2001, respectively.

              Net realized gains and losses on securities transactions are determined on a specific identification basis and are included in the statutory statements of income, net of Federal income tax subject to the provisions of the interest maintenance reserve.

              Investment income is recognized as earned. Fixed maturity securities, excluding mortgage-backed securities, are amortized using the straight-line method for amortization of premiums and discounts. Amortized premiums and discounts are charged or credited to net investment income. Mortgage-backed securities are carried at amortized cost using the scientific method, including anticipated prepayments utilizing published data when applying interest income. In accounting for mortgage-backed securities and CMOs, the Company uses the retrospective method.

        (d)   POLICY RESERVES

              Statutory reserves for life insurance policies, other than single premium life insurance, have been computed primarily by the Commissioners' Reserve Valuation Method and Net Level Premium reserve methods. These methods take into account statutory valuation mortality rates and valuation interest rates. Interest rates vary from 2.5% to 6.0% depending on year of issue and type of


                                      10                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              insurance. Mortality is based principally on 1958 CSO, 1958 CET, 1960 CSG 1980 CSO and 1980 CET, also depending on issue year and type of insurance.

              For single premium life insurance policies, reserves have been computed by the Universal Life Insurance Reserves methods and are based on 1980 CSO mortality with 4.0% interest.

              Annuity reserves are calculated by the Commissioners' Annuity Reserve Valuation Method. This takes into account valuation interest rates, future guaranteed interest rates, surrender charges available at various dates into the future and all other policy guaranteed provisions, including the guaranteed settlement option rates in the policy forms.

              Supplementary contracts with life contingencies are based mainly on 1983 GAM.

       (e)    PREMIUMS AND RELATED COMMISSIONS

              Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.

       (f)    SEPARATE ACCOUNT

              Separate account assets and liabilities generally represent funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contract holders. The assets of the account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits are received and transferred to the separate account through the Company. Net investment income, and realized and unrealized capital gains and losses on separate account assets are not reflected in the statements of income of the Company and are reflected directly in the separate account.

       (g)    PREFERRED STOCK

              The Company's board of directors declares and pays a cash dividend quarterly. The dividend is based on 7.75% of the par value of the preferred stock. Dividends of $232,500 were paid during 2002 and 2001, respectively. There were no accrued and unpaid dividends related to the preferred stock at December 31, 2002 or 2001.

       (h)    FAIR VALUES OF FINANCIAL INSTRUMENTS

              Fair values for bonds are based upon market quotations from the Valuation of Securities Manual of the Securities Valuation Office of the NAIC

              The fair value for the investment in common stock of an affiliate is determined by the current offering price of the closely held company, which price is established based on prior year end statutory equity.

              The fair value for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of this calculation.


                                       11                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              For the remaining instruments, management believes the carrying value approximates fair value due to the short maturity, terms and fluctuations in market conditions of those instruments.

              The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       (i)    CONCENTRATIONS OF INVESTMENT ASSET CREDIT RISK

              The amortized cost of bonds at December 31, 2002 and 2001 by NAIC rating classification are shown below:

                                           2002                    2001
                               ----------------------     ----------------------
                                 AMORTIZED                 AMORTIZED
                                   COST       PERCENT         COST       PERCENT
                               ------------   -------     ------------   ------
Class 1 - highest quality      $217,187,294      65.2%    $197,462,448      62.2%
Class 2 - high quality           81,861,765      24.6      103,092,696      32.5
Class 3 - medium quality         24,535,448       7.4       12,881,325       4.1
Class 4 - low quality             5,203,990       1.6          268,838       0.1
Class 5 - lower quality           3,984,250       1.2        2,996,606       0.9
Class 6 - in or near default         12,500       0.0          550,000       0.2
                               ------------   -------     ------------   -------
                               $332,785,247     100.0%    $317,251,913     100.0%
                               ============   =======     ============   =======



              Bonds with ratings from AAA to BBB as assigned by Standard and Poor's Corporation are generally considered as investment grade securities. Some securities issued by the United States Government or an agency thereof are not rated, but are considered to be investment grade. The NAIC regards United States treasuries and agencies and all A ratings as Class 1 (highest quality), BBB ratings as Class 2 (high quality), BB ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

        (j)   RECLASSIFICATIONS

              Certain reclassifications have been made to the 2001 statutory financial statements to conform to the 2002 presentation.

 (3)   INVESTMENTS

       The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of investments in bonds at December 31, 2002 and 2001 are as follows:


                                      12                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                          DECEMBER 31, 2002
                                      ---------------------------------------------------------
                                                        GROSS          GROSS       ESTIMATED
                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
                                          COST          GAINS          LOSSES         VALUE
                                      ------------   ------------   ------------   ------------
Bonds:
U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 51,636,069        709,806             --     52,345,875
Corporate securities                   166,766,202     10,069,865      6,856,498    169,979,569
Mortgage-backed securities             114,382,976             --             --    114,382,976
                                      ------------   ------------   ------------   ------------
                 Total                $332,785,247     10,779,671      6,856,498    336,708,420
                                      ============   ============   ============   ============

Preferred Stock:
     Industrial and miscellaneous     $    250,000             --        236,000         14,000
                                      ============   ============   ============   ============

Common Stocks:
Banks, trusts and insurance
     companies                        $    134,676             --          5,048        129,628
Industrial and miscellaneous             1,664,247             --        645,637      1,018,610
                                      ------------   ------------   ------------   ------------
                 Total                $  1,798,923             --        650,685      1,148,238
                                      ============   ============   ============   ============


                                                          DECEMBER 31, 2001
                                      ---------------------------------------------------------
                                                        GROSS          GROSS       ESTIMATED
                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
                                          COST          GAINS          LOSSES         VALUE
                                      ------------   ------------   ------------   ------------
Bonds:
U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 53,555,281        939,861        134,279     54,360,863
Corporate securities                   192,380,425      5,959,229      4,060,864    194,278,790
Mortgage-backed securities              71,316,207             --             --     71,316,207
                                      ------------   ------------   ------------   ------------
                 Total                $317,251,913      6,899,090      4,195,143    319,955,860
                                      ============   ============   ============   ============

Preferred stocks:
Industrial and miscellaneous          $    250,000             --             --        250,000
                                      ============   ============   ============   ============

Common stocks:
Banks, trusts and insurance
     companies                        $    134,683            851             --        135,534
Industrial and miscellaneous             2,159,504             --        752,816      1,406,688
                                      ------------   ------------   ------------   ------------
                 Total                $  2,294,187            851        752,816      1,542,222
                                      ============   ============   ============   ============


                                      13                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       The amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                           ESTIMATED
                                                          AMORTIZED           FAIR
                                                            COST             VALUE
                                                       -------------    -------------
One year or less                                       $  12,933,293       12,939,403
After one year through five years                         62,826,168       63,801,673
After five years through ten years                        44,305,750       46,131,352
After ten years                                           98,337,060       99,453,016
                                                       -------------    -------------
                                                         218,402,271      222,325,444
Mortgage-backed securities                               114,382,976      114,382,976
                                                       -------------    -------------
                                                       $ 332,785,247      336,708,420
                                                       =============    =============

       At December 31, 2002 and 2001, bonds having an amortized value of $3,268,580 and $3,424,416, respectively, were on deposit with state insurance departments in accordance with statutory reserve deposit requirements.

       The Company's sales proceeds and realized gains and losses on securities are summarized as follows:

                                                            2002             2001
                                                       -------------    -------------
Sales proceeds on fixed maturity securities            $  87,915,524       57,782,518
                                                       =============    =============
Fixed maturities:
     Gross gains                                       $   1,062,775        1,633,444
     Gross losses                                         (1,362,964)      (4,230,814)
Equity securities:
     Gross gains                                                  --          195,285
     Gross losses                                           (278,229)          (8,276)
Other invested assets:
     Gross gains                                             416,097          175,793
     Gross losses                                                 --         (118,194)
                                                       -------------    -------------
                                                            (162,321)      (2,352,762)
Adjustment for:
     Amount deferred for the IMR                            (619,569)      (1,003,283)
     Income taxes                                            408,190         (213,259)
                                                       -------------    -------------

                 Net realized capital gains (losses)   $    (373,700)      (3,569,304)
                                                       =============    =============


                                      14                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Revenues in the accompanying Statutory Statements of Operations for the years ended December 31, 2002 and 2001 include net investment income from the following sources:

                                                2002            2001
                                           ------------    ------------
U.S. government bonds                      $  3,084,104       2,762,101
Other bonds                                  18,719,637      19,748,436
Preferred stocks                                     --          25,125
Common stocks                                    36,835          81,609
Premium notes, policy loans, liens              200,364         195,428
Cash and short-term investments                 537,597         797,791
Deposits with brokers                               185          11,456
Other                                           558,079         295,278
                                           ------------    ------------
                 Gross investment income     23,136,801      23,917,224
Investment expenses                            (386,198)       (281,901)
                                           ------------    ------------
                 Net investment income     $ 22,750,603      23,635,323
                                           ============    ============

       Investments at adjusted cost with NAIC rating designation 6 totaled $0 and $496,300 as of December 31, 2002 and 2001, respectively. In accordance with the NAIC's statutory accounting practices, these investments are reported at fair value as determined by the SVO with the unrealized loss recorded in unassigned surplus net of deferred income taxes. The fair market values for these investments totaled $0 and $30,000 as of December 31, 2002 and 2001, respectively. Unrealized loss on these investments before the effect of deferred income taxes was $0 and $466,300 as of December 31, 2002 and 2001, respectively. The deferred income taxes on unrealized loss were $0 and $158,542 as of December 31, 2002 and 2001, respectively.

       During 2002 and 2001, the Company recognized realized losses of $468,801 and $2,979,993 respectively on bonds held by the Company as it was determined that these securities had suffered an other than temporary decline in value.


                                      15                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(4)    FEDERAL INCOME TAXES

       The net deferred tax asset at December 31 and the change from the prior year are comprised of the following components:

                                                         2002           2001         CHANGE
                                                      -----------    -----------    -----------
Total gross deferred tax assets                       $ 2,480,969      3,082,379       (601,410)
Total deferred tax liabilities                           (532,250)      (484,474)       (47,776)
                                                      -----------    -----------    -----------
                 Net deferred tax asset                 1,948,719      2,597,905       (649,186)
Deferred tax asset nonadmitted in
     accordance with SSAP No. 10                       (1,310,024)    (1,596,625)       286,601
                                                      -----------    -----------    -----------
Admitted deferred tax asset                           $   638,695      1,001,280       (362,585)
                                                      ===========    ===========    ===========


       The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                          2002           2001         CHANGE
                                                      -----------    -----------    -----------
Net deferred tax asset                                $ 1,948,719      2,597,905       (649,186)
Less:  Tax effect of unrealized gains and
              losses                                      301,211        414,960        113,749
           Recognized impairment loss on
              investments                                 165,512        968,020        802,508
           Capital loss carryforward                      389,930             --       (389,930)
                                                      -----------    -----------    -----------
Net tax effect without unrealized losses
     and impairments                                  $ 1,092,066      1,214,925       (122,859)
                                                      ===========    ===========    ===========

       Current income taxes incurred consist of the following major components:

                                                                         2002           2001
                                                                     -----------    -----------
Federal income tax incurred                                          $   328,747        134,570
Federal income tax on net capital gains                                 (408,192)       213,259
                                                                     -----------    -----------
                 Federal income taxes incurred, net                  $   (79,445)       347,829
                                                                     ===========    ===========


                                      16                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Deferred income tax assets and liabilities consist of the following major components:

                                                                            2002           2001          CHANGE
                                                                        -----------    -----------    -----------
Deferred tax assets:
     Reserve discounting                                                $   723,268        804,822        (81,554)
     Unearned premium reserve                                               155,540        231,182        (75,642)
     Recognized loss on impairments                                         165,512        968,020       (802,508)
     Unrealized losses on investments                                       301,211        414,960       (113,749)
     Alternative minimum tax credit                                         106,640             --        106,640
     Capital loss carryforward                                              389,930             --        389,930
     Deferred acquisition costs                                             638,868        663,395        (24,527)
                                                                        -----------    -----------    -----------
                 Total deferred tax assets                                2,480,969      3,082,379       (601,410)
     Nonadmitted deferred tax assets                                     (1,310,024)    (1,596,625)       286,601
                                                                        -----------    -----------    -----------
                                                                          1,170,945      1,485,754       (314,809)
                                                                        -----------    -----------    -----------
Deferred tax liabilities:
     Book over tax basis on investments                                    (532,250)      (484,474)       (47,776)
                                                                        -----------    -----------    -----------
                 Net change in admitted deferred tax asset                 (532,250)      (484,474)       (47,776)
                                                                        -----------    -----------    -----------
                 Net admitted deferred tax asset                        $   638,695      1,001,280       (362,585)
                                                                        ===========    ===========    ===========

       The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 34% to income before income taxes as follows:


                                                                           2002           2001
                                                                        -----------    -----------
Current income taxes incurred                                           $   328,747        134,570
Change in deferred income taxes                                             122,859         41,890
                                                                        -----------    -----------
                 Total income tax reported                              $   451,606        176,460
                                                                        ===========    ===========

Income before taxes                                                     $ 3,285,907      2,033,499
                                                                                 34%            34%
                                                                        -----------    -----------
                 Expected income tax expense
                 at 34% statutory rate                                    1,117,208        691,390
Increase (decrease) in actual tax reported
     resulting from:
        Amortization of IMR                                                (198,083)      (131,836)
        Small company deduction                                            (423,643)      (353,050)
        Other                                                               (43,876)       (30,044)
                                                                        -----------    -----------
                 Total statutory income taxes                           $   451,606        176,460
                                                                        ===========    ===========


                                      17                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       As of December 31, 2002, the Company did not accrue a deferred tax liability relating to its "policyholders surplus account". The amount of the policyholders surplus account is approximately $3,736,000. This is a special memorandum account into which certain amounts not previously taxed, under prior tax laws, were accumulated. No new additions will be made to this account. Federal income taxes would become payable on all or a portion of this amount at the current tax rate (a) when and if distributions to the stockholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; or (b) if the Company ceases to be a life insurance company, as defined by the Internal Revenue Code, and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction; or (c) if the policyholders' surplus account exceeds certain premium or reserve levels. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 2002 become taxable, the federal income tax liability at current rates would be approximately $1,270,240.

       The Company has an alternative minimum tax credit of approximately $107,000. This credit can be used to offset regular tax in future years and does not expire. The Company also has a capital loss carryforward of approximately $1.1 million which will expire in 2007 if sufficient capital gains are not generated.

       The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                2002                $354,000
                2001                 166,000


(5)    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

       Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                             DECEMBER 31, 2002         DECEMBER 31, 2001
                          ----------------------    -----------------------
                                          NET OF                   NET OF
        TYPE                 GROSS       LOADING      GROSS       LOADING
        ----              ----------   ----------   ----------   ----------
Ordinary new business     $  155,295       88,261      118,388       73,959
Ordinary renewal             899,246      645,349      923,818      650,160
Credit life                      690          467          325          220
Group life                 1,604,055    1,317,651    2,367,640    2,093,581
                          ----------   ----------   ----------   ----------
                 Totals   $2,659,286    2,051,728    3,410,171    2,817,920
                          ==========   ==========   ==========   ==========

(6)    RELATED PARTY TRANSACTIONS

       The Company pays a majority of expenses on a direct basis to third party vendors. Related parties provide the Company with certain administrative and marketing services on a direct cost reimbursement basis. Expenses incurred by the Company in 2002 and 2001 related to those services were $522,505 and $499,914, respectively. In addition, commission and policy administration expenses paid by the Company in 2002 and 2001 related to policies serviced by related parties were $3,913,247 and $2,970,442,


                                      18                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       respectively. The Company also had a receivable due from related parties of $304,136 and payables to related parties of $46,729, at December 31, 2002 and 2001, respectively.

       Certain related parties to the Company are third party administrators through which the Company writes premiums. For the years ended December 31, 2002 and 2001 related parties, acting as third party administrators, have written premiums of $18,405,093 and $18,403,494, respectively, for the Company.

       The Company has ceded $2,532,647 and $2,624,278 of life insurance in force at December 31, 2002 and 2001, respectively, to an insurance company owned by the president of the Company. American Service Life Insurance Company (ASLIC) received $66,031 and $72,761 of ceded premium from the Company for the years ended December 31, 2002 and 2001, respectively.

       Other invested assets at December 31, 2002 and 2001 of $3,352,160 and $2,936,064, respectively, consists primarily of an investment in a limited partnership, the general partner of which is the president of the Company. The limited partnership is engaged in the speculative trading of commodity futures, option contracts and other commodity interests, including forward contracts in foreign currencies.

(7)    REINSURANCE CEDED AND ASSUMED WITH OTHER INSURANCE COMPANIES

       In the ordinary course of business, the Company assumes business from and cedes business to a number of unrelated insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which the Company has underwritten a portion of its business. This underwriting activity subjects the Company to certain risks. To the extent that reinsurers who are underwriting the Company's business become unable to meet their contractual obligations, the Company retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge the Company from its obligation to its policyholders.

       The Company generally strives to diversify its credit risks related to reinsurance ceded. The Company has policies and procedures to approve reinsurers prior to entering into an agreement, and also to monitor financial stability on a continuous basis. As of December 31, 2002 and 2001, the Company had no overdue reinsurance balances.

       The maximum amount of insurance the Company attempts to retain on any one life is $100,000.

       The Company follows a policy of reinsuring portions of ordinary life and accidental death coverages as well as certain accident and health risks. The Company recorded a reinsurance recoverable of $5,667,307 and $12,139,309 as of December 31, 2002 and 2001, respectively, which is included in due from other companies on the statements of admitted assets, liabilities, and capital and surplus. The Company was also primarily liable to reinsurers for the amounts of $4,893,581 and $12,698,291 as of December 31, 2002 and 2001, respectively. Such liabilities are recorded in due to other companies on the statements of admitted assets, liabilities, and capital and surplus.


                                      19                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       A summary of reinsurance for each of the years in the two-year period ended December 31, 2002 follows:

                                                       ASSUMED          CEDED
                                        DIRECT       FROM OTHER       TO OTHER           NET
             DESCRIPTION                AMOUNT        COMPANIES       COMPANIES        AMOUNT
             -----------             -----------     -----------     -----------     -----------
2002:
     Life insurance in force (000)   $  3,315,195        797,248      (2,259,145)      1,853,298
     Premiums:
        Life, annuity, and
           supplemental contracts      38,710,725      2,315,476      (8,500,123)     32,526,078
        Accident and health           215,428,669          2,551    (135,720,067)     79,711,153
     Policy benefits:
        Life, annuity, and
           supplemental contracts      30,542,552      1,759,378      (3,092,924)     29,209,006
        Accident and health           147,419,936       (397,398)   (108,727,592)     38,294,946
2001:
     Life insurance in force (000)   $  4,817,110        952,498      (2,183,709)      3,585,899
     Premiums:
        Life, annuity, and
           supplemental contracts      45,621,315      2,211,069      (6,974,569)     40,857,815
        Accident and health           200,359,965      5,913,664    (120,814,349)     85,459,280
     Policy benefits:
        Life, annuity, and
           supplemental contracts      32,876,842      1,524,703      (4,178,489)     30,223,056
        Accident and health           137,522,184      6,091,426    (108,922,079)     34,691,531


                                       20                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Future policy and claim reserves are stated after reduction of applicable reinsurance reserves which aggregated approximately $19,381,426 in 2002 and $20,655,352 in 2001 on life business, and $36,411,488 in 2002 and
       $45,183,481 in 2001 on accident and health business. The Company is contingently liable for the portion of the policies reinsured in the event the reinsurance companies are unable to pay their portion of any resulting claim.

       The following table provides a summary of the significant reinsurance balances recoverable on paid and unpaid losses by reinsurer along with the Standard and Poors credit rating:

                                                          RECOVERABLE      RECOVERABLE
                                               CREDIT       ON PAID         ON UNPAID
          REINSURER                            RATING       LOSSES           LOSSES
          ---------                            ------     -----------      ----------
Everest Reinsurance Company                      AA-           --          3,233,800
Folksamerica Reinsurance Company                 A-            --          3,079,159
American Trust Insurance Company Ltd             NR            --          2,814,310
Federal Insurance Company                        AA+           --          2,475,336
Hannover Life Reassurance Co. of America         A             --          2,430,510
Continental Assurance Co.                        A+            --          2,287,515
Overseas Partners Re Ltd                         NR            --          2,252,793
Employers Life Insurance Corporation             NR            --          2,208,991
Commercial Travelers Mutual Insurance Co.        NR            --          2,152,745
Swiss Re Life & Health America                   AA+           --          2,143,093
Odyssey Reinsurance Corp                         A-            --          1,995,993
                                                                           =========


                                      21                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(8)     DIRECT WRITTEN PREMIUMS

        Individual managing general agent (MGA) and third party administrator
        (TPA) in which direct premiums written exceeds 5% of total surplus at December 31 are as follows:


                                                                       2002
-------------------------------------------------------------------------------------------------------------------------------
    NAME AND ADDRESS OF                                                                                           TOTAL DIRECT
     MANAGING GENERAL                                                          TYPES OF          TYPES OF           PREMIUMS
     AGENT OR THIRD                           FEIN          EXCLUSIVE          BUSINESS         AUTHORITY           WRITTEN/
   PARTY ADMINISTRATOR                       NUMBER         CONTRACT           WRITTEN           GRANTED          PRODUCED BY
--------------------------------------     ----------       ---------      ----------------    ------------      --------------
A.G.I.A., Inc.                             95-2409500           NO         Group Life           UPB                 $   644,166
1155 Eugenia Place                                                         Group A&H            UPCCAB                2,831,653
Carpinteria, CA 93013-2062
-------------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management                31-1413132           NO         Group Life           P                        49,047
225 Green Meadows Dr. South                                                Group A&H            PCCA                 10,955,839
Westerville, OH 43081                                                      (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                      43-1625757           NO         Group A&H            UPCCAB                4,032,332
911 Broadway
Kansas City, MO 64105
-------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.        48-1066164           NO         Group Life           UPB                     613,634
7101 College Blvd # 1200                                                   Group A&H            UPCCAB               19,453,173
Overland Park, KS 66210                                                    (Excess loss)
                                                                           Individual A&H       PCCAB                 1,091,458
-------------------------------------------------------------------------------------------------------------------------------
Avesis, Inc.                               86-0349350           NO         Group A&H            UPCCAB                6,666,584
10324 South Dolfield Road
Owings Mills, MD 21117
-------------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                    57-1114583           NO         Group Life           UPB                      13,023
333 S. Pine Street                                                         Group A&H            UPCCAB                5,245,032
Spartanburg, SC 29302                                                      (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.           75-2195089           NO         Group A&H            UPCCAB                7,550,995
6509 Windcrest Drive Suite 200
Plano, TX 75024
-------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.    31-1258935           NO         Group Life           UPB
3070 Riverside Drive                                                       Group A&H            UPB                   6,776,535
Columbus, OH 43221                                                         Individual A&H       UPB                     224,800
-------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.              86-0344191           NO         GroupLife            UPCCAB                1,054,548
2101 West Peoria Ave.                                                      Group A&H            UPCCAB               45,262,394
Suite 100
Phoenix, AZ 85029-4928
-------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.       33-0177357           NO         Group Life           P                     7,041,237
17712 Irvine Blvd.                                                         Group A&H            UPB                         718
Tustin, CA 92780                                                           Individual Life      P                     2,330,361
                                                                           Group Annuity        P                     2,308,865
                                                                           Individual Annuity   P                     1,247,768
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Co., Inc.               43-1451185           NO         Group Life           UFB                   1,468,536
3130 Broadway                                                              Group A&H            UPB                     867,547
Kansas City, MO 64111                                                      Individual Life      UPB                     288,658
                                                                           Individual A&H       UPB                      25,904
                                                                           Individual Annuity   P                       758,729
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company        43-1292250           NO         Group Life           UPB                     774,834
3130 Broadway                                                              Group Annuity        P                     6,009,584
Kansas City, MO 64111                                                      Group A&H            UPB                   7,927,271
                                                                           Individual Life      UPB                      30,273
                                                                           Individual Annuity   P                       253,757
-------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                             23-3081650           NO         Group A&H            UPB                   6,464,449
961 Pottstown Pike
Chester Springs, PA 19424
-------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                    95-2706278           NO         Group Life           P                       155,208
2808 E. Katella Avenue                                                     Group A&H            UPB                     888,989
Suite 101                                                                  Individual Life      P                       426,385
Orange, CA 92867-5299                                                      Individual A&H       UPB                     654,362
-------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.              22-3669968           NO         Group A&H            UPCCAB               14,421,557
d/b/a Marlton Risk Group                                                   (Excess Loss)
Main Street Promenade, Suite 1100
Voorhees, NJ
         Total                                                                                                      166,810,205
Premiums from individual TPAs and MGAs which are less than 5% of total surplus.                                      10,850,450
                                                                                                                  -------------
         Total                                                                                                    $ 177,660,655
                                                                                                                  =============

C - Claims Payment; CA - Claims Adjustment; R - Reinsurance Ceding; B - Binding Authority; P - Premium Collection; U - Underwriting




                                      22                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                               2001
-------------------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF                                                                                     TOTAL DIRECT
           MANAGING GENERAL                                                    TYPES OF           TYPES OF         PREMIUMS
            AGENT OR THIRD                     FEIN          EXCLUSIVE         BUSINESS          AUTHORITY         WRITTEN/
          PARTY ADMINISTRATOR                 NUMBER          CONTRACT         WRITTEN            GRANTED         PRODUCED BY
---------------------------------------     ----------       ---------      ----------------     ------------     -------------
A.G.I.A., Inc.                              95-2409500           NO         Group Life           UPB              $   1,047,102
1155 Eugenia Place                                                          Group A&H            UPCCAB               6,826,333
Carpinteria, CA 93013-2062
-------------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management                 31-1413132           NO         Group Life           P                      258,642
225 Green Meadows Dr. South                                                 Group A&H            PCCA                34,855,390
Westerville, OH 43081                                                       (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                       43-1625757           NO         Group A&H            UPCCAB               1,963,250
911 Broadway
Kansas City, MO 64105
-------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.         48-1066164           NO         Group Life           UPB                    547,545
7101 College Blvd # 1200                                                    Group A&H            UPCCAB              15,229,046
Overland Park, KS 66210                                                     (Excess loss)
                                                                            Individual A&H       PCCAB                  593,676
-------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.            75-2195089           NO         Group A&H            UPCCAB               1,849,221
6509 Windcrest Drive Suite 200
Plano, TX 75024
-------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management, Inc.              22-3669968           NO         Group A&H            UPCCAB               6,155,122
D/b/a Marlton Risk Group                                                    (Excess loss)
Main St Promenade, Suite 1100
Voorhees, NJ 08043
-------------------------------------------------------------------------------------------------------------------------------
Wright & Co.                                52-0819164           NO         Group Life           UPB                        525
1400 Eye Street NW Suite 1100                                               Group A&H            UPCCAB               2,770,936
Washington, DC 20005-2265
-------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.     31-1258935           NO         Group Life           UPB                    321,288
3070 Riverside Drive                                                        Group A&H            UPB                  4,623,460
Columbus, OH 43221                                                          Individual A&H       UPB                    157,118
-------------------------------------------------------------------------------------------------------------------------------
Atlas Administrators, Inc.                  74-2717910           NO         Group Life           P                       20,335
916 S Capital of Texas Hwy.                                                 Group A&H            PCCA                 1,943,087
Austin, TX 78746
-------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.               86-0344191           NO         GroupLife            UPCCAB               1,096,457
2101 West Peoria Ave.                                                       Group A&H            UPCCAB              30,765,377
Suite 100
Phoenix, AZ 85029-4928
-------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.        33-0177357           NO         Group Life           P                    6,542,899
17712 Irvine Blvd.                                                          Individual Life      P                    3,102,220
Tustin, CA 92780                                                            Group Annuity        P                    1,161,886
                                                                            Individual Annuity   P                      576,612
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Co., Inc.                43-1451185           NO         Group Life           UFB                  1,523,677
3130 Broadway                                                               Group A&H            UPB                    750,284
Kansas City, MO 64111                                                       Individual Life      UPB                    301,743
                                                                            Individual A&H       UPB                     29,922
                                                                            Individual Annuity   P                      950,326
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company         43-1292250           NO         Group Life           UPB                    781,573
3130 Broadway                                                               Group Annuity        P                    5,772,215
Kansas City, MO 64111                                                       Group A&H            UPB                  7,997,184
                                                                            Individual Life      UPB                     30,080
                                                                            Individual Annuity   P                      266,490
-------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                              23-3081650           NO         Group A&H            UPB                  4,421,851
961 Pottstown Pike
Chester Springs, PA 19424
-------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                     95-2706278           NO         Group Life           P                      157,538
2808 E. Katella Avenue                                                      Group A&H            UPB                     83,246
Suite 101                                                                   Individual Life      P                      452,634
Orange, CA 92867-5299                                                       Individual A&H       UPB                  1,364,498
-------------------------------------------------------------------------------------------------------------------------------
Dan R. Wagnon & Assoc., Inc.                86-0715585           NO         Group Lite           F                      232,405
3825 N. 24th Street                                                         Group A&H            PCCA                12,564,339
Phoenix, AZ 85106
-------------------------------------------------------------------------------------------------------------------------------
               Total                                                                                                160,087,532
Premiums from individual TPAs and MGAs which are less than 5% of total surplus.                                       8,520,504
                                                                                                                  -------------
               Total                                                                                              $ 168,608,036
                                                                                                                  =============


C - Claims Payment; CA - Claims Adjustment; R - Reinsurance Ceding; B - Binding Authority; P - Premium Collection; U - Underwriting


                                      23                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(9) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

       Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:

                                                                                     DECEMBER 31, 2002
                                                                                  AMOUNT        % OF TOTAL
                                                                               ------------     ----------
Subject to discretionary withdrawal:
     (1)  With market value adjustment                                         $         --             --
     (2)  At book value less current surrender charge
          of 5% or more                                                          64,472,678          24.29%
     (3)  At fair value                                                           3,127,100           1.18
                                                                               ------------     ----------
     (4)  Total with adjustment or at market value                               67,599,778          25.74
     (5)  At book value without adjustment
          (minimal or no charge)                                                174,467,754          65.74
Not subject to discretionary withdrawal                                          23,320,656           8.79
                                                                               ------------     ----------
                Total (gross)                                                   265,388,188         100.00%
                                                                                                ==========
Reinsurance ceded                                                                 5,000,000
                                                                               ------------
                Total (net)                                                    $260,388,188
                                                                               ============


                                                                                     DECEMBER 31, 2001
                                                                                  AMOUNT        % OF TOTAL
                                                                               ------------     ----------
Subject to discretionary withdrawal:
     (1)  With market value adjustment                                         $         --             --
     (2)  At book value less current surrender charge
          of 5% or more                                                          67,903,845          26.23%
     (3)  At fair value                                                           3,929,914           1.52
                                                                               ------------     ----------
     (4)  Total with adjustment or at market value                               71,833,759          27.75
     (5)  At book value without adjustment
          (minimal or no charge)                                                165,572,755          63.95
Not subject to discretionary withdrawal                                          21,496,318           8.30
                                                                               ------------     ----------
                Total (gross)                                                   258,902,832         100.00%
                                                                                                ==========
Reinsurance ceded                                                                 6,000,000
                                                                               ------------
                Total (net)                                                    $252,902,832
                                                                               ============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(10)   AGGREGATE RESERVES AND CLAIMS RESERVES FOR ACCIDENT AND HEALTH POLICIES

       The claims portion of aggregate reserves and claims reserves for accident and health policies are based on estimates which are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2002 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustment to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves that are small relative to the amount of such reserves could significantly impact future reported earnings of the Company.

                                                                     2002          2001
                                                                  -----------   -----------
Balance at January 1, net of reinsurance recoverables of
     $39,092,795 and $26,337,812 in 2002 and 2001, respectively   $27,313,159    29,853,447
                                                                  -----------   -----------

Incurred related to:
     Current year                                                  20,546,310    21,361,158
     Prior years                                                   12,088,777    14,812,853
                                                                  -----------   -----------
                    Total incurred                                 32,635,087    36,174,011
                                                                  -----------   -----------
Paid related to:
     Current year                                                  26,414,655    22,861,227
     Prior years                                                   15,536,754    15,853,072
                                                                  -----------   -----------
                    Total paid                                     41,951,409    38,714,299
                                                                  -----------   -----------

Balance at December 31, net of reinsurance recoverables of
     $29,653,720 and $39,092,795 in 2002 and 2001, respectively   $17,996,837    27,313,159
                                                                  ===========   ===========

       As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $1,217,191 during 2002. The change in amounts is the result of normal reserve developments inherent in the uncertainty of establishing the liability for accident and health claim reserves. Paid claims in 2002 are higher than 2001 due to higher incidence of losses.

(11)   SEPARATE ACCOUNTS

       Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                                 2002          2001
                                                              ---------    ---------
Transfers to separate accounts for premiums                   $ 539,365      805,048
Transfers from separate accounts, other                        (396,926)    (387,418)
                                                              ---------    ---------
                 Net transfers to separate accounts           $ 142,439      417,630
                                                              =========    =========
                 Transfers as reported in the Statutory
                    Statements of Operations of the Company   $ 142,439      417,630
                                                              =========    =========


(12)   COMMITMENTS AND CONTINGENCIES

       As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in the insurance guarantee funds. The Company is unable to estimate the possible amounts, if any, of such assessments at this time. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company's financial position or results of operations.

       The Company is named defendant in various lawsuits by policyholders alleging breach of the Company's covenant of good faith and fair dealings. The lawsuits, although various in nature, are primarily the result of the Company denying benefits, as it is the Company's interpretation that the plaintiffs misrepresented the facts in applying for a policy or the claims in question were not covered by the policy acquired. Lawsuits of this type are commonplace in the industry. The Company is also involved in several disputes with its reinsurance companies and third party administrators. These disputes typically involve discrepancies between how much is owed between the parties. The Company intends to vigorously defend against these lawsuits and disputes and is of the opinion that, even if the Company is held liable, any monetary damages assessed would probably not exceed the current reserves for these claims, and if so, the amount would not have a material impact on the Company's statutory financial statements.

(13)   REGULATORY MATTERS

       Dividend Restrictions - Regulatory restrictions on statutory surplus limit the amount of dividends available for distribution without prior approval of regulatory authorities. Without prior approval of its domiciliary commissioner, dividends to common shareholders are limited by the laws of the Company's state of incorporation, Missouri, to $227,497, an amount that is based on restrictions relating to statutory surplus.

       Risk-based Capital - The NAIC has developed Risk-Based Capital (RBC) standards that relate a life insurer's reported statutory capital and surplus to the risks inherent in its overall operations. The RBC formula uses the statutory Annual Statement to calculate the minimum indicated capital level to protect the Company from various risks which it faces such as asset risk, underwriting risk, and credit risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. The Company continues to monitor its internal capital requirements and the NAIC's RBC requirements. At December 31, 2002, the Company's total adjusted capital was in excess of the minimum capital requirements for all RBC action levels. Management believes that the Company's capital levels are sufficient to support the level of risk inherent in its operations.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001



(14)   RECONCILIATION TO ANNUAL STATEMENT

       The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2002:

                                                                     PER THE
                                                                   ACCOMPANYING
                                                                    STATUTORY       PER THE
                                                                    FINANCIAL       ANNUAL
                                                                   STATEMENTS      STATEMENT
                                                                  ------------    ------------
Net realized capital gains (losses), less capital gains tax (1)   $   (373,700)     (2,866,892)
                                                                  ============    ============
Statutory net income                                                 2,583,460          90,267
                                                                  ============    ============
Asset valuation reserve                                              2,129,314       1,996,905
Capital and surplus                                                 45,367,076      45,499,486
                                                                  ============    ============

       (1) Other than temporary decline in the fair value of investments recorded in the Statements of Changes in Capital and Surplus rather than through the Statements of Operations. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

       The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2001:

                                                                     PER THE
                                                                   ACCOMPANYING
                                                                    STATUTORY       PER THE
                                                                    FINANCIAL       ANNUAL
                                                                   STATEMENTS      STATEMENT
                                                                  ------------    ------------
Net realized capital gains (losses) (1)                           $ (3,569,304)       (589,311)
                                                                  ============    ============
Statutory net income                                                (1,670,374)      1,309,619
                                                                  ============    ============

Net deferred tax assets (1), (2)                                     1,001,280         703,280
Asset valuation reserve (1)                                          1,405,203         594,754
Capital and surplus (1), (2)                                        43,098,903      43,611,352
                                                                  ============    ============

       (2) Other than temporary decline in the fair value of investments recorded in the Statements of Changes in Capital and Surplus rather than through the Statements of Operations. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

       (3) The calculation of deferred taxes was also adjusted to correctly state non-admitted deferred tax assets.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(15)   FAIR VALUE OF FINANCIAL INSTRUMENTS

       The fair values of investment securities, including short-term investments and cash, are estimated based on prices received from the Securities Valuation Office of the NAIC or third-party securities dealers. Cash and short-term investments fair values approximate their carrying values. The following chart provides the amortized cost and estimated fair value of investment securities at December 31, 2002 and 2001:

                                                  2002                         2001
                                      ---------------------------   ---------------------------
                                        STATEMENT     ESTIMATED      STATEMENT      ESTIMATED
               DESCRIPTION                VALUE       FAIR VALUE       VALUE       FAIR VALUE
              ------------            ------------   ------------   ------------   ------------
Bonds:
U.S. treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 51,636,069     52,345,875     53,555,281     54,360,863
Corporate securities                   166,766,202    169,979,569    192,380,425    194,278,790
Mortgage-backed securities             114,382,976    114,382,976     71,316,207     71,316,207
                                      ------------   ------------   ------------   ------------
                    Total             $332,785,247    336,708,420    317,251,913    319,955,860
                                      ============   ============   ============   ============
Preferred stock:
     Industrial and miscellaneous     $     14,000         14,000        250,000        250,000
                                      ============   ============   ============   ============

Common stock:
Banks, trusts and insurance
     companies                        $    129,628        129,628        135,534        135,534
Industrial and miscellaneous             1,018,610      1,018,610      1,406,688      1,406,688
                                      ------------   ------------   ------------   ------------
                    Total             $  1,148,238      1,148,238      1,542,222      1,542,222
                                      ============   ============   ============   ============

Short-term investments                $ 15,077,326     15,077,326     13,850,106     13,850,106
                                      ============   ============   ============   ============

Cash                                  $  3,714,199      3,714,199      7,480,976      7,480,976
                                      ============   ============   ============   ============

Other invested assets                 $  3,352,160      3,352,160      2,936,064      2,936,064
                                      ============   ============   ============   ============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2002

Investment income earned:
     Government bonds                                                            $  3,084,104
     Other bonds (unaffiliated)                                                    18,719,637
     Bonds of affiliates                                                                   --
     Preferred stocks (unaffiliated)                                                       --
     Preferred stocks of affiliates                                                        --
     Common stocks (unaffiliated)                                                      36,835
     Common stocks of affiliates                                                           --
     Mortgage loans                                                                        --
     Real estate                                                                           --
     Premium notes, policy loans, and liens                                           200,364
     Collateral loans                                                                      --
     Cash on hand and on deposit                                                        4,586
     Short-term investments                                                           533,011
     Other invested assets                                                                 --
     Derivative instruments                                                               185
     Aggregate write-in for investment income                                         558,079
                                                                                 ------------
                 Gross investment income                                         $ 23,136,801
                                                                                 ============
Real estate owned - book value less encumbrances                                 $         --
                                                                                 ============
Mortgage loans - book value:
     Farm mortgages                                                              $         --
     Residential mortgages                                                                 --
     Commercial mortgages                                                           3,600,000
                                                                                 ------------
                 Total mortgage loans                                            $  3,600,000
                                                                                 ============
Mortgage loans by standing - book value:
     Good standing                                                               $  3,600,000
                                                                                 ------------
     Good standing with restructured terms                                       $         --
                                                                                 ============
     Interest overdue more than three months, not in foreclosure                 $         --
                                                                                 ============
     Foreclosure in process                                                      $         --
                                                                                 ============
Other long-term assets - statement value                                         $  3,352,160
                                                                                 ============
Collateral loans                                                                 $         --
                                                                                 ============
Bonds and stocks of parent, subsidiaries, and affiliates - book value:
     Bonds                                                                       $         --
                                                                                 ============
     Preferred stocks                                                            $         --
                                                                                 ============
     Common stocks                                                               $         --
                                                                                 ============
Bondsand short-term investments - by maturity and class: By maturity -
     statement value:
        Due within one year or less                                              $ 29,750,744
        Over one year through five years                                           63,691,496
        Over five years through ten years                                          54,304,660
        Over ten years through twenty years                                        87,040,367
        Over twenty years                                                         113,075,306
                                                                                 ------------
                 Total bonds and short-term investments - by maturity            $347,862,573
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      29                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

     By class - statement value:
        Class 1                                                                  $232,264,620
        Class 2                                                                    81,861,765
        Class 3                                                                    24,535,448
        Class 4                                                                     5,203,990
        Class 5                                                                     3,984,250
        Class 6                                                                        12,500
                                                                                 ------------
                 Total bonds and short-term investments - by class               $347,862,573
                                                                                 ============
Total bonds publicly traded                                                      $332,785,247
                                                                                 ============
Total bonds privately placed                                                     $         --
                                                                                 ============
Preferred stocks - statement value                                               $     14,000
                                                                                 ============
Common stocks - market value, including investment in subsidiary                 $  1,148,239
                                                                                 ============
Short-term investments - book value                                              $ 15,077,326
                                                                                 ============
Financial options owned - statement value                                        $         --
                                                                                 ============
Financial options written and in force - statement value                         $         --
                                                                                 ============
Financial futures contracts open - current price                                 $         --
                                                                                 ============
Cash on deposit                                                                  $  3,714,199
                                                                                 ============
Life insurance in force:
     Industrial                                                                  $         --
                                                                                 ============
     Ordinary                                                                    $    219,686
                                                                                 ============
     Credit life                                                                 $     46,150
                                                                                 ============
     Group life                                                                  $  1,587,462
                                                                                 ============
Amount of accidental death insurance in force under ordinary policies            $    151,533
                                                                                 ============
Life insurance policies with disability provisions in force:
     Industrial                                                                  $         --
                                                                                 ============
     Ordinary                                                                    $    134,812
                                                                                 ============
     Credit life                                                                 $         --
                                                                                 ============
     Group life                                                                  $  2,221,908
                                                                                 ============
Supplementary contracts in force:
     Ordinary - not involving life contingencies:
        Amount on deposit                                                        $      2,592
                                                                                 ============
        Income payable                                                           $      1,764
                                                                                 ============
     Ordinary - involving life contingencies:
        Income payable                                                           $    101,318
                                                                                 ============
     Group - not involving life contingencies:
        Amount on deposit                                                        $ 11,240,203
                                                                                 ============
        Income payable                                                           $  1,716,221
                                                                                 ============
     Group - involving life contingencies:
        Income payable                                                           $  1,842,992
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      30                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

Annuities:
     Ordinary:
        Immediate - amount of income payable                                     $         --
                                                                                 ============
        Deferred - fully paid account balance                                    $ 16,562,452
                                                                                 ============
        Deferred - not fully paid account balance                                $ 20,108,418
                                                                                 ============
     Group:
        Immediate - amount of income payable                                     $         --
                                                                                 ============
        Deferred - fully paid account balance                                    $         --
                                                                                 ============
        Deferred - not fully paid account balance                                $209,710,454
                                                                                 ============
Accident and health insurance - premiums in force:
     Ordinary                                                                    $  2,683,715
                                                                                 ============
     Group                                                                       $174,283,555
                                                                                 ============
     Credit                                                                      $         --
                                                                                 ============
Deposit funds and dividend accumulations:
     Deposit funds - account balance                                             $         --
                                                                                 ============
     Dividend accumulations - account balance                                    $         --
                                                                                 ============
Claim payments:
     Group accident and health - year ended December 31, 2002:
        2002                                                                     $ 26,192,073
                                                                                 ============
        2001                                                                     $ 13,726,647
                                                                                 ============
        2000 and prior                                                           $  1,435,865
                                                                                 ============
     Other accident and health:
        2002                                                                     $    222,582
                                                                                 ============
        2001                                                                     $    280,136
                                                                                 ============
        2000 and prior                                                           $     94,106
                                                                                 ============

     Other coverages that use developmental methods to calculate claims reserves:
        2002                                                                     $         --
                                                                                 ============
        2001                                                                     $         --
                                                                                 ============
        2000 and prior                                                           $         --
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      31                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2002

                                                                                                         ADMITTED ASSETS AS REPORTED
                                                                               GROSS INVESTMENT HOLDINGS  IN THE ANNUAL STATEMENT
                                                                               ------------------------- ---------------------------
                        INVESTMENT CATEGORIES                                      AMOUNT     PERCENTAGE   AMOUNT         PERCENTAGE
                        ---------------------                                  -------------  ----------  ------------    ----------
Bonds:
     U. S. treasury securities                                                  $  8,839,690     2.4%     $  8,839,690       2.4%
     U. S. government agency and corporate obligations (excluding mortgage-backed securities):
           Issued by U. S. government agencies                                            --      --                --        --
           Issued by U. S. government-sponsored agencies                                  --      --                --        --
     Foreign government (including Canada, excluding mortgage-
        backed securities):                                                               --      --                --        --
     Securities issued by states, territories, and possessions, and political subdivisions in the U. S.:
           States, territories, and possessions general obligations                1,954,394     0.5         1,954,394       0.5
           Political subdivision of states, territories, and possessions,
              and political subdivisions general obligations                       8,534,022     2.3         8,534,022       2.3
           Revenue and assessment obligations                                     32,307,963     8.7        32,307,963       8.7
           Industrial development and similar obligations                                 --      --                --        --
     Mortgage-backed securities (including residential and commercial MBS):
           Pass-through securities:
              Guaranteed by GNMA                                                  87,078,337    23.5        87,078,337      23.6
              Issued by FNMA and FHLMC                                                    --      --                --        --
              Privately issued                                                            --      --                --        --
           CMOs and REMICs:
              Issued by FNMA and FHLMC                                            24,681,913     6.7        24,681,913       6.7
              Privately issued and collateralized by MBS issued or
                 guaranteed by GNMA, FNMA, or FHLMC                                1,623,637     0.4         1,623,637       0.4
              All other privately issued                                                  --      --                --        --
Other debt and other fixed income securities (excluding short-term):
     Unaffiliated domestic securities (includes credit tenant loans rated
        by the SVO)                                                              168,252,096    45.4       167,765,291      45.5
     Unaffiliated foreign securities                                                      --      --                --        --
     Affiliated securities                                                                --      --                --        --
Equity interests:
     Investments in mutual funds                                                          --      --                --        --
     Preferred stocks:
        Affiliated                                                                        --      --                --        --
        Unaffiliated                                                                 250,000     0.1            14,000       0.0
     Publicly traded equity securities (excluding preferred stocks):
        Affiliated                                                                        --      --                --       --
        Unaffiliated                                                               1,798,923     0.5         1,148,239       0.3
     Other equity securities:
        Affiliated                                                                        --      --                --        --
        Unaffiliated                                                                      --      --                --        --
     Other equity interests including tangible personal property under lease:
           Affiliated                                                                     --      --                --        --
           Unaffiliated                                                                   --      --                --        --
Mortgage loans:
     Construction and land development                                                    --      --                --        --
     Agricultural                                                                         --      --                --        --
     Single family residential properties                                                 --      --                --        --
     Multifamily residential properties                                                   --      --                --        --
     Commercial loans                                                              3,600,000     1.0         3,600,000       1.0
Real estate investments:
     Property occupied by company                                                         --      --                --        --
     Property held for production of income (includes $0 of property
        acquired in satisfaction of debt)                                                 --      --                --        --
     Property held for sale ($0 including property acquired in
        satisfaction of debt)                                                             --      --                --        --
Policy loans                                                                       6,554,316     1.8         6,554,316       1.8
Receivables for securities                                                         2,810,075     0.7         2,810,075       0.8
Cash and short-term investments                                                   18,791,525     5.1        18,791,525       5.1
Other invested assets                                                              3,352,160     0.9         3,352,160       0.9
                                                                                ------------   -----      ------------     -----
                 Total invested assets                                          $370,429,051   100.0%     $369,055,562     100.0%
                                                                                ============   =====      ============     =====


See accompanying Independent Auditors' Report.



                                      32                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                                December 31, 2002



Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable, 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.     State the reporting entity's total admitted assets as reported on Page 2
       of the annual statement.                                                                 $399,166,558

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.

                                                                              Percent of Total
                  Investment Category                            Amount        Admitted Assets
                  -------------------                         ----------      ----------------
         2.01     Weyerhaeuser Co                             $4,394,098            1.101%
         2.02     California Rural Home Mortgage Review       $4,153,330            1.041%
         2.03     San Francisco Intl Airport                  $4,119,049            1.032%
         2.04     Western Resources                           $4,076,290            1.021%
         2.05     Williams Companies                          $3,984,251            0.998%
         2.06     Kimberly Clark                              $3,541,751            0.887%
         2.07     Continental Corp                            $3,500,000            0.877%
         2.08     Mountain Fuel Supply                        $3,500,000            0.877%
         2.09     Hydro-Quebec                                $3,478,792            0.872%
         2.10     Mississippi St                              $3,447,384            0.864%


3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                                              Percent of Total
                  Bonds                                          Amount       Admitted Assets
                  -----                                       ------------    ----------------
         3.01     NAIC-1                                      $217,187,294         54.410%
         3.02     NAIC-2                                      $ 81,861,765         20.508%
         3.03     NAIC-3                                      $ 24,535,448          6.147%
         3.04     NAIC-4                                      $  5,203,990          1.304%
         3.05     NAIC-5                                      $  3,984,250          0.998%
         3.06     NAIC-6                                      $     12,500          0.003%
                  Preferred Stocks
                  ----------------
         3.07     P/RP-1                                      $          0          0.000%
         3.08     P/RP-2                                      $          0          0.000%
         3.09     P/RP-3                                      $          0          0.000%
         3.10     P/RP-4                                      $          0          0.000%
         3.11     P/RP-5                                      $          0          0.000%
         3.12     P/RP-6                                      $     14,000          0.004%


4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure
       (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including

       (4.01) foreign-currency-denominated investments of                   $         0
       (4.02) supporting insurance liabilities denominated in
       that same foreign currency of                                        $         0
       and excluding (4.03) Canadian investments and currency exposure of   $         0
       Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not
       required for interrogatories 5 - 10.  (4.04)                          Yes [X]   No [ ]

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

        5.01     Countries rated NAIC-1                      $0                0.000%
        5.02     Countries rated NAIC-2                      $0                0.000%
        5.03     Countries rated NAIC-3 or below             $0                0.000%

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                 Countries rated NAIC-1:
        6.01     Country:                                    $0                0.000%
        6.02     Country:                                    $0                0.000%

                 Countries rated NAIC-2:
        6.03     Country:                                    $0                0.000%
        6.04     Country:                                    $0                0.000%

                 Countries rated NAIC-3 or below:
        6.05     Country:                                    $0                0.000%
        6.06     Country:                                    $0                0.000%

7.     Aggregate unhedged foreign currency exposure          $0                0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                            Amount           Percentage
                                                            ------           ----------
        8.01     Countries rated NAIC-1                      $0                0.000%
        8.02     Countries rated NAIC-2                      $0                0.000%
        8.03     Countries rated NAIC-3 or below             $0                0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                 Countries rated NAIC-1:
        9.01     Country:                                    $0                0.000%
        9.02     Country:                                    $0                0.000%
                 Countries rated NAIC-2:
        9.03     Country:                                    $0                0.000%
        9.04     Country:                                    $0                0.000%
                 Countries rated NAIC-3 or below:
        9.05     Country:                                    $0                0.000%
        9.06     Country:                                    $0                0.000%

10.    List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

       10.01     NAIC rating:                               $0                 0.000%
       10.02     NAIC rating:                               $0                 0.000%
       10.03     NAIC rating:                               $0                 0.000%
       10.04     NAIC rating:                               $0                 0.000%
       10.05     NAIC rating:                               $0                 0.000%
       10.06     NAIC rating:                               $0                 0.000%
       10.07     NAIC rating:                               $0                 0.000%
       10.08     NAIC rating:                               $0                 0.000%
       10.09     NAIC rating:                               $0                 0.000%
       10.10     NAIC rating:                               $0                 0.000%

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


11.    State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including
       Canadian-currency-denominated investments of (11.01)                                         $0          0.000%
       supporting Canadian-denominated insurance liabilities of (11.02)                             $0          0.000%

       Assets held in Canadian investments less than 2.5% of the reporting entity's total
       admitted assets, therefore detail not required for interrogatory 12. (11.03)                  Yes [X]     No [ ]

12.    Aggregate Canadian investment exposure:

       12.01     Canadian investments                         $0                0.000%
       12.02     Unhedged Canadian currency exposure          $0                0.000%


13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

       Assets held in investments with contractual sales restrictions less than
       2.5% of the reporting entity's total admitted assets, therefore detail
       not required for interrogatory 13.                                                            Yes [X]    No [ ]

       13.01     Aggregate statement value of investments
                 with contractual sales restrictions         $0                0.000%

                 Largest 3 investments with contractual
                 sales restrictions:
       13.02                                                  $0                0.000%
       13.03                                                  $0                0.000%
       13.04                                                  $0                0.000%

14.    State the amounts and percentages of admitted assets held in the largest
       10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

       Assets held in equity interests less than 2.5% of the reporting entity's
       total admitted assets, therefore detail not required for interrogatory 14.                    Yes [X]    No [ ]

                 Investment Category
                 -------------------
       14.01                                                  $0                0.000%
       14.02                                                  $0                0.000%
       14.03                                                  $0                0.000%
       14.04                                                  $0                0.000%
       14.05                                                  $0                0.000%
       14.06                                                  $0                0.000%
       14.07                                                  $0                0.000%
       14.08                                                  $0                0.000%
       14.09                                                  $0                0.000%
       14.10                                                  $0                0.000%


15. State the amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities
       (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule
       144 without volume restrictions.

       Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not
       required for interrogatory 15.                                                                Yes [X]    No [ ]

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

       15.01     Aggregate statement value of investments held
                 in nonaffiliated, privately placed equities         $0                0.000%

                 Largest 3 investments held in nonaffiliated,
                 privately placed equities:
       15.02                                                         $0                0.000%
       15.03                                                         $0                0.000%
       15.04                                                         $0                0.000%

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

       Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
       for interrogatory 16.                                                                         Yes [X]    No [ ]

       16.01     Aggregate statement value of investments
                 held in general partnership interests               $0               0.000%

                 Largest 3 investments with contractual sales
                 restrictions:
       16.02                                                         $0               0.000%
       16.03                                                         $0               0.000%
       16.04                                                         $0               0.000%

17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entities total admitted assets held.

       Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
       interrogatories 17 and 18.                                                                    Yes [X]    No [ ]

       Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

             Type (Residential, Commercial, Agricultural)
             --------------------------------------------
       17.01                                       $0                0.000%
       17.02                                       $0                0.000%
       17.03                                       $0                0.000%
       17.04                                       $0                0.000%
       17.05                                       $0                0.000%
       17.06                                       $0                0.000%
       17.07                                       $0                0.000%
       17.08                                       $0                0.000%
       17.09                                       $0                0.000%
       17.10                                       $0                0.000%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                 Loan-to-Value     Residential      Commercial       Agricultural
                 -------------     -----------      ----------       ------------
       18.01     above 95%         $0    0.000%     $0   0.000%      $0     0.000%
       18.02     91% to 95%        $0    0.000%     $0   0.000%      $0     0.000%
       18.02     81% to 90%        $0    0.000%     $0   0.000%      $0     0.000%
       18.04     71% to 80%        $0    0.000%     $0   0.000%      $0     0.000%
       18.05     below 70%         $0    0.000%     $0   0.000%      $0     0.000%


                                      36                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


       18.06     Construction loans                                  $0                0.000%
       18.07     Mortgage loans over 90 days past due                $0                0.000%
       18.08     Mortgage loans in the process of foreclosure        $0                0.000%
       18.09     Mortgage loans foreclosed                           $0                0.000%
       18.10     Restructured mortgage loans                         $0                0.000%

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule
       A, excluding property occupied by the company.

       Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore
       detail not required for interrogatory 19.                                                     Yes [X]    No [ ]

       19.01                                                         $0                0.000%
       19.02                                                         $0                0.000%
       19.03                                                         $0                0.000%
       19.04                                                         $0                0.000%
       19.05                                                         $0                0.000%

20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:


                                                                     At Year-End        At End of Each Quarter
                                                                     -----------       ---------------------------
                                                                                       1st Qtr   2nd Qtr   3rd Qtr

        20.01    Securities lending (do not include assets
                 held as collateral for such transactions)           $0       0.000%   $0        $0         $0
        20.02    Repurchase agreements                               $0       0.000%   $0        $0         $0
        20.03    Reverse repurchase agreements                       $0       0.000%   $0        $0         $0
        20.04    Dollar repurchase agreements                        $0       0.000%   $0        $0         $0
        20.05    Dollar reverse repurchase agreements                $0       0.000%   $0        $0         $0

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:

                                                Owned                   Written
                                                -----                   -------

       21.01     Hedging                    $0      0.000%            $0       0.000%
       21.02     Income generation          $0      0.000%            $0       0.000%
       21.03     Other                      $0      0.000%            $0       0.000%

22.    State the amounts and percentages indicated below of potential exposure
       (defined as the amount determined in accordance with the NAIC Annual
       Statement Instructions) for collars, swaps, and forwards:


                                              At Year-End     At End of Each Quarter
                                              -----------    ---------------------------
                                                             1st Qtr   2nd Qtr   3rd Qtr

       22.01     Hedging                    $0      0.000%   $0        $0        $0
       22.02     Income generation          $0      0.000%   $0        $0        $0
       22.03     Replications               $0      0.000%   $0        $0        $0
       22.04     Other                      $0      0.000%   $0        $0        $0

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


23.    State the amounts and percentages indicated below of potential exposure
       (defined as the amount determined in accordance with the NAIC Annual
       Statement Instructions) for futures contracts:

                                              At Year-End     At End of Each Quarter
                                              -----------    ---------------------------
                                                             1st Qtr   2nd Qtr   3rd Qtr

       23.01     Hedging                    $0      0.000%   $0        $0        $0
       23.02     Income generation          $0      0.000%   $0        $0        $0
       23.03     Replications               $0      0.000%   $0        $0        $0
       23.04     Other                      $0      0.000%   $0        $0        $0

24. State the amounts and percentages of 10 largest investments included in the Write-ins for Invested Assets category included on the Summary
       Investment Schedule:

       24.01                               $0                           0.000%
       24.02                               $0                           0.000%
       24.03                               $0                           0.000%
       24.04                               $0                           0.000%
       24.05                               $0                           0.000%
       24.06                               $0                           0.000%
       24.07                               $0                           0.000%
       24.08                               $0                           0.000%
       24.09                               $0                           0.000%
       24.10                               $0                           0.000%

       See accompanying independent auditor's report.


                                       38